UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 24, 2007

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2007, the Registrant issued the press release relating to its financial results for its second fiscal quarter ended June 29, 2007 that is furnished with this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

99    Press release, dated July 24, 2007, issued by Computer Task Group, Incorporated relating to financial results for its second fiscal quarter ended June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: July 24, 2007	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated July 24, 2007, issued by Computer Task Group, Incorporated relating to financial results for its second fiscal quarter ended June 29, 2007.